                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
[X] Definitive Proxy Statement             Commission Only (as permitted
[ ] Definitive Additional Materials        by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant
    to Rule 14a-11(c) or Rule 14a-12


                              Rnethealth.com, Inc.
                        ---------------------------------
                (Name of Registrant as Specified in Its Charter)


                      ------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
                         Common Stock

     (2)  Aggregate number of securities to which transaction applies:
                         25,000,000

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                     $0.01 par value per share

     (4)  Proposed maximum aggregate value of transaction:


     (5) Total fee paid:



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                              RNETHEALTH.COM, INC.
                      506 Santa Monica Boulevard, Suite 400
                         Santa Monica, California 90401

                           ---------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 24, 2000

     To the Shareholders of Rnethealth.com, Inc.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Rnethealth.com, Inc. (the "Company") will be held at the offices of the Company located at 506 Santa Monica Blvd., Suite 400, Santa Monica, California 90401, on Thursday, February 24, 2000 at 9:00 a.m., Pacific time, to consider and act upon the following matters:

     (1) To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 25,000,000 to 50,000,000; and

     (2) To transact such other business as may properly come before the Meeting, including any adjournments or postponements thereof.

     Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

     The close of business on January 11, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                 By Order of the Board of Directors,

                                        /s/ TRACY R. NEAL
                                        --------------------
                                        TRACY R. NEAL
                                        Secretary

Santa Monica, California
January 24, 2000

--------------------------------------------------------------------------------

It is important that your shares be represented at the Meeting. Each shareholder is urged to sign, date and return the enclosed proxy card which is being solicited on behalf of the Board of Directors. An envelope addressed to the Company's transfer agent is enclosed for that purpose and needs no postage if mailed in the United States.

--------------------------------------------------------------------------------

                              RNETHEALTH.COM, INC.
                        506 Santa Monica Blvd., Suite 400
                         Santa Monica, California 90401

                                -----------------

                                 PROXY STATEMENT

                              --------------------



     This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), of Rnethealth.com, Inc., a Colorado corporation (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at a Special Meeting of Shareholders (the "Meeting") to be held on Thursday, February 24, 2000, at 9:00 a.m., Pacific time, at the offices of the Company, 506 Santa Monica Blvd., Suite 400, Santa Monica, California 90401 and at any adjournment or postponement thereof, for the purpose set forth in the accompanying Notice of a Special Meeting of Shareholders. The cost of preparing, assembling and mailing the Notice of a Special Meeting of Shareholders, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is January 24, 2000.

     Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted in favor of the proposal set forth in the accompanying Notice of Special Meeting of Shareholders and described below.

     A Proxy may be revoked by a shareholder at any time before its exercise by filing with Tracy R. Neal, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

     The close of business on January 11, 2000 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 24,820,382 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting.

     A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting for determining the presence of a quorum but are not counted in the tabulation of the votes cast on the Proposal. Thus, an abstention from voting or a Proxy in which no direction is specified will have the same effect as a vote "against" the matter, even though the shareholder may interpret such action differently.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of December 31, 1999, relating to the beneficial ownership of shares of Common Stock by: (i) each person or entity who is known by the Company to own beneficially five percent or more of the outstanding Common Stock, (ii) each of the Company's directors and
(iii) all directors and executive officers of the Company as a group.


                                    NO. OF SHARES
NAME OF BENEFICIAL OWNER         BENEFICIALLY OWNED(a)    PERCENTAGE OF CLASS
----------------------------     ---------------------    -------------------

William D. Moses                      2,954,217 (b)               12.0%
George Henry                          2,837,743 (c)               11.5%
Charlotte Schiff Jones                   67,915 (d)                  *
Robert Portrie                        1,588,868 (e)                6.5%
Stacey Romm                              50,000 (f)                  *
Marc Guren                            1,695,000 (g)                6.9%
Jay Handline                            611,569 (h)                2.5%
Kevin Wall                            1,695,000 (i)                6.9%
Wendy Borow Johnson                   1,245,000 (j)                5.1%
All directors and executive
  officers as a group                                             53.9%

-------------
*    Less than 1%.

(a) Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of December 31, 1999 and those that have been exercised and converted. Pursuant to a "change of control" provision, which defines a "change of control" to have occurred if individuals who are directors at the beginning of a 24-month period fail to constitute at least two-thirds of all directors of the Company during such period, in the various stock option contracts issued to certain of the beneficial owners, all stock options beneficially owned by such person are currently exercisable. Assumes a base of 24,567,882 shares of Common Stock before any consideration is given to outstanding options, warrants or convertible securities.

(b) Includes options to purchase 703,295 shares of Common Stock. Includes 576,000 shares of Common Stock held in trust for the Estate of William Moses, which Mr. Moses disclaims beneficial ownership.

(c) Includes options to purchase 472,542 shares of Common Stock. Includes 1,163,768 shares held by Mr. Henry's son for which he disclaims beneficial ownership.

(d)  Includes options to purchase 17,915 shares of the Common Stock.

(e)  Includes a warrant to purchase 1,015,000 shares of the Common Stock.

(f)  Includes an option to purchase 50,000 shares of the Common Stock.

(g)  Includes a warrant to purchase 1,015,000 shares of the Common Stock.

(h)  Includes options to purchase 411,569 shares of the Common Stock.

(i)  Includes a warrant to purchase 1,015,000 shares of the Common Stock.

(j)  Includes an option to purchase 1,015,000 shares of the Common Stock.


                                    Proposal
       APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has determined that it is advisable to increase the Company's authorized Common Stock and has adopted, subject to shareholder approval, an amendment to the Company's Articles of Incorporation to increase the Company's authorized number of shares of Common Stock from 25,000,000 shares to 50,000,000 shares in lieu of effecting a reverse stock split as previously approved by the shareholders of the Company.

     As of December 31, 1999, 24,567,882 shares of Common Stock were issued and outstanding and an additional 10,221,050 shares were reserved for issuance upon exercise of warrants, issuances under the Company's stock compensation plan and options granted under the Company's stock option plans. Accordingly, only 432,118 shares of Common Stock are available for future issuance and to satisfy other purchases of the Company's shares.

     The Company has held, and is currently in discussions with one or more strategic partners concerning a substantial investment/purchase of the Company's Common Stock. Completion of the financing will allow the Company to further advance its "Business to Business" (B2B) business opportunities with one or more strategic partners. No agreement or letter of intent has been entered into and no assurance can be given that the purchase of shares will be completed. However, should the transactions be entered into, the Company will require additional shares to complete the transaction.

     In addition, the Company believes the completion of the above-referenced financing and/or other financing transactions should permit the Company to qualify for re-listing of the Company's Common Stock on a national stock exchange. In furtherance of meeting the re-listing requirements of a national stock exchange, the Board of Directors also requires that additional shares be authorized for issuance to parties who have already paid for and/or have agreed to pay for additional shares in the Company. The Board of Directors also desires to have additional shares available to provide flexibility to use its capital stock for business and financial purposes in the future or establishing strategic relationships with other companies.

     As the requested authorization will satisfy what the Board of Directors believes are the current and imminent needs of the Company, the Board has no current intention to invoke the reverse split previously approved by stockholders' at the shareholder meeting held June 24, 1999.

     The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of outstanding shares of the Company's Common Stock, such as dilution of the earnings per shares and voting rights of current holders of Common Stock. If the Amendment is adopted, it will become effective upon filing of a Certificate of Amendment to the Company's Articles of Incorporation with the Secretary of State of Colorado.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to approve this amendment to the Company's Articles of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE
                PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.


                                  OTHER MATTERS

     Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

                                     PROXIES

     All shareholders are urged to fill in their choice with respect to the matter to be voted on, sign and promptly return the enclosed form of Proxy.


                                       By Order of the Board of Directors,

                                           /s/ TRACY R. NEAL
                                               TRACY R. NEAL
                                                 Secretary

January 24, 2000

PROXY CARD

PROXY                                                                    PROXY
-----                                                                    -----

                              RNETHEALTH.COM, INC.
                 (Solicited on behalf of the Board of Directors)


     The undersigned holder of Common Stock of THE RECOVERY NETWORK, INC., revoking all proxies heretofore given, hereby constitutes and appoints William
D. Moses, and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Special Meeting of Shareholders of RNETHEALTH.COM, INC., to be held at 506 Santa Monica Blvd., Suite 400, Santa Monica, California 90401, on Thursday, February 24, 2000 at 9:00 a.m., Pacific time, and at any adjournments or postponements thereof.

     The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

     Each properly executed Proxy will be voted in accordance with the specifications made below and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR the Proposal set forth below.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

       PLEASE MARK, DATE AND SIGN THIS PROXY ON THIS AND THE REVERSE SIDE

1. Proposal to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 25,000,000 to 50,000,000

                         |_| FOR |_| AGAINST |_| ABSTAIN

2. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the Meeting.

                                        The shares represented by this proxy
                                        will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposal 1 and in accordance with their discretion on such other matters as may properly come before the Meeting.

                                        Dated  ---------------------------- 2000

                                        ---------------------------------------,

                                        ----------------------------------------
                                        Signature(s) (Signature(s) should
                                        conform to names as registered. For
                                        jointly owned shares, each owner should
                                        sign. When signing as attorney,
                                        executor, administrator, trustee,
                                        guardian or officer of a corporation,
                                        please give full title).

                                             PLEASE MARK AND SIGN ABOVE AND
                                                    RETURN PROMPTLY